SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

   FILED BY REGISTRANT [X]        FILED BY A PARTY OTHER THAN REGISTRANT [ ]


Check the appropriate box:
[]   Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[]   Definitive Additional Materials
[]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
[]   Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))

                           CIM High Yield Securities
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No Fee required
[] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[] Fee paid previously with preliminary materials.

[] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:


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                      CIM HIGH YIELD SECURITIES
                         One Exchange Place
                     Boston, Massachusetts 02109


                           April 24, 1998


Dear Shareholder:

      On May 27, 1998 at 10:00 a.m. (Eastern time) we will hold a special meeting of shareholders of CIM High Yield Securities (the "Fund") for the following purposes:

      ITEM 1. To consider and vote on approval of a new Investment Advisory Agreement between the Fund and Chancellor LGT Asset Management, Inc.

      ITEM 2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

      Complete information is contained in the enclosed Proxy Statement.

      VOTING ONLY TAKES A FEW MINUTES - PLEASE RESPOND PROMPTLY.

      As a shareholder, you cast one vote for each share that you own. Every shareholder's vote is important, no matter how many shares you own.

      Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. Item 1 has been carefully considered by the Board of Trustees of the Fund, which is responsible for protecting your interests as a shareholder. The Board of Trustees of the Fund believes that the proposal is fair and reasonable and recommends that you vote in favor of the proposal.

      After you have voted, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

      This is your opportunity to voice your opinion on matters affecting the Fund. Your participation is extremely important, no matter how many or how few shares you own.

      We appreciate your prompt response.  Thank you.


                           CIM HIGH YIELD SECURITIES





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                      CIM HIGH YIELD SECURITIES

                         One Exchange Place
                     Boston, Massachusetts 02109
                      Telephone: (800) 331-1710

              NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       To be held May 27, 1998


      A Special Meeting of Shareholders of CIM HIGH YIELD SECURITIES (the "Fund") will be held at the offices of Chancellor LGT Asset Management, Inc., 1166 Avenue of the Americas, New York, New York 10036, on May 27, 1998 at 10:00 a.m., Eastern time, for the following purposes:

      ITEM 1. To consider and vote on approval of a new Investment Advisory Agreement between the Fund and Chancellor LGT Asset Management, Inc.

      ITEM 2. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.


      Only shareholders of record on April 20, 1998 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.


                                    Gail A. Hanson
                                    Secretary


      April 24, 1998




YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOU PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSES OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                      CIM HIGH YIELD SECURITIES

                         One Exchange Place
                     Boston, Massachusetts 02109
                      Telephone: (800) 331-1710

                           PROXY STATEMENT


      This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees of CIM High Yield Securities (the "Fund") on or about April 24, 1998. They are being furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund for use at the special meeting of shareholders of the Fund, or any adjournment thereof, to be held at the offices of Chancellor LGT Asset Management, Inc., 1166 Avenue of the Americas, New York, New York 10036, on May 27, 1998 10:00 a.m., Eastern time (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting.

      The Fund's most recent annual and semi-annual reports have previously been sent to shareholders and are available upon request, without charge, by writing to First Data Investor Services Group, Inc., One Exchange Place, P.O. Box 1376, Boston, Massachusetts 02109 or calling 1-800-331-1710.



MANNER OF VOTING PROXIES

      In order that your shares in the Fund may be represented at the Meeting, you are requested to:

      o    indicate your instructions on the proxy card;

      o    date and sign the proxy card;

      o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

      o allow sufficient time for the proxy to be received on or before 5:00 p.m., on May 26, 1998.

      If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by it will be voted in accordance with the instructions marked on the proxy. Unless instructions to the contrary are marked on a proxy, the proxy will be voted FOR proposed Item 1 and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For this reason, abstentions and broker non-votes have the effect of a negative vote on a proposal. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy to the Fund at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal to be considered at the adjourned meeting in favor of such an adjournment, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment. A shareholder vote may be taken on one or more proposals prior to any such adjournment if sufficient votes have been received for approval. Under the by-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.


      Proxy solicitations will be made primarily by mail, but such solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), the investment adviser of the Fund, and First Data Investor Services Group, Inc. ("Investor Services Group"), the administrator and transfer agent of the Fund, or any of their affiliates. Solicitations may also be made by Shareholder Communication Corporation. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by Chancellor LGT. These costs are not expected to exceed $5,000. Chancellor
LGT will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Fund shares.


      The close of business on April 20, 1998 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof. The Fund has one class of shares of beneficial interest, par value $.01 per share. On the Record Date, there were 5,805,876 shares in the Fund outstanding (the "Shares"). Each of such Shares is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.



INTERESTS OF CERTAIN PERSONS


      To the knowledge of the Board of Trustees, as of the Record Date, no single shareholder or "group" (as that the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission by such holders. As of the Record Date, Cede & Co., a nominee partnership of Depositary Trust Company, located at 7 Hanover Square, New York, New York 10004, held 5,301,467 or 91.3% of the Shares.


      As of the Record Date, the Trustees and officers as a group owned less than 1% of the Shares.

         ITEM 1. APPROVAL OR DISAPPROVAL OF NEW ADVISORY AGREEMENT

BACKGROUND

      Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), 1166 Avenue of the Americas, New York, New York 10036, currently manages the assets of the Fund pursuant to an Investment Advisory Agreement dated as of October 31, 1996 (the "Existing Advisory Agreement"). The Existing Advisory Agreement was most recently approved by the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of any party to such agreement (the "Independent Trustees") on August 12, 1996. Subject to the terms of the Existing Advisory Agreement, Chancellor LGT acts as the adviser to the Fund, furnishes an investment program for the Fund and determines what securities shall be purchased, sold or exchanged by the Fund and what portion of the assets of the Fund shall remain uninvested, subject always to the restrictions of the Fund's Declaration of Trust and by-laws, the 1940 Act and the Fund's investment objective and policies.



      On January 30, 1998, Liechtenstein Global Trust, AG ("LGT"), the indirect parent organization of Chancellor LGT, and LGT Holding (International) AG, Zurich entered into an agreement (the "Purchase Agreement") with AMVESCAP PLC ("AMVESCAP") and AMD Acquisition Corp., a wholly-owned subsidiary of AMVESCAP, pursuant to which AMVESCAP will acquire LGT's Asset Management Division, which includes Chancellor LGT and its affiliates. Therefore, following AMVESCAP's purchase of LGT's Asset Management Division (the "Purchase"), Chancellor LGT will become a wholly-owned subsidiary of AMVESCAP.

      As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination upon its assignment. The 1940 Act defines assignment to include any direct or indirect transfer or hypothecation of a contract. The Purchase will constitute an assignment (as defined in the 1940 Act) of the Existing Advisory Agreement, and therefore will result in the automatic termination of the Existing Advisory Agreement.

      As required by the 1940 Act, shareholders of the Fund are being asked to approve a new Investment Advisory Agreement (the "New Advisory Agreement"), to be effective upon the consummation of the Purchase. Under the New Advisory Agreement, Chancellor LGT (whose name will be changed following consummation of the Purchase) will serve as the investment adviser to the Fund.

      At a meeting held on April 8, 1998, the Board of Trustees of the Fund, including a majority of the Independent Trustees, approved, subject to shareholder approval, the New Advisory Agreement. In approving the New Advisory Agreement, the Board of Trustees took into account a number of factors, including that there are no material differences between the Existing Advisory Agreement and the New Advisory Agreement. A description of the New Advisory Agreement is provided below under "The Existing and New Advisory Agreements". Such description is only a summary and is qualified by reference to the attached Exhibit A. A summary of the Board of Trustees' considerations is provided below under "The Evaluation by the Board of Trustees".

      If the conditions set forth in the Purchase Agreement are not met or waived or if the Purchase Agreement is terminated, the Purchase will not be consummated and the Existing Advisory Agreement will remain in effect. If the New Advisory Agreement is approved and the Purchase is thereafter consummated, the New Advisory Agreement will be executed and become effective.

THE PURCHASE AGREEMENT


      On January 30, 1998, LGT and LGT Holding (International) AG, Zurich (together, the "Sellers") entered into the Purchase Agreement with AMVESCAP and AMD Acquisition Corp., a wholly-owned subsidiary of AMVESCAP, pursuant to which the Buyer will purchase the global asset management business of the Sellers by acquiring all the shares of, and equity interests in, the subsidiaries of the Sellers that conduct such business (the "Transferred Companies"). Under the Purchase Agreement, the Buyer shall pay the Sellers $1.3 billion, which shall be (a) reduced (or increased) to the extent that the closing tangible net worth of the Transferred Companies at closing is less than (or greater than) zero,

(b) reduced to the extent that annualized asset management fees (without giving effect to market and currency fluctuations) of the Transferred Companies at closing, in respect of which client consents have been obtained, are less than 92.5% of base investment management fees, and (c) adjusted in respect of certain transaction-related fees and expenses (including, among other things, mutual fund shareholder and other client consent costs). As a result, failure by the shareholders of the Fund to approve the New Advisory Agreement may result in the Buyer paying, and the Sellers receiving, a lower amount for the sale of the Transferred Companies, but will not necessarily preclude the consummation of the Purchase.

      The consummation of the Purchase is expected to occur on or about May 29, 1998 subject to the satisfaction or waiver of certain conditions that include, among other things: (a) the annualized asset management fees (without giving effect to market and currency fluctuations) being at least 60% of base management fees, (b) approval of the Purchase by AMVESCAP shareholders, (c) certain governmental approvals and other third party consents having been received, (d) representations and warranties made by the parties being true and correct in all material respects at the closing, and (e) no party being subject to any order prohibiting the consummation of the Purchase.

      The Purchase Agreement may be terminated at any time prior to closing (a) by the mutual consent of the Buyer and LGT, (b) by written notice by any party after September 30, 1998, (c) by the Sellers if, by a specified date, AMVESCAP's shareholders have not approved the transaction, or (d) under the other circumstances set forth in the Purchase Agreement.

THE EXISTING AND NEW ADVISORY AGREEMENTS

      The Existing Advisory Agreement between the Fund and Chancellor LGT was executed as of October 31, 1996 and was last approved by the Trustees, including a majority of the Independent Trustees, at a meeting of the Board of Trustees on August 12, 1996. The Existing Advisory Agreement was last approved by shareholders on September 25, 1996. If the New Advisory Agreement is approved by the required shareholders of the Fund, as described herein, upon the consummation of the Purchase, Chancellor LGT, as a wholly-owned subsidiary of AMVESCAP, will serve as the investment adviser to the Fund and will provide the same services to the Fund as are currently provided to the Fund by Chancellor LGT under the Existing Advisory Agreement. Except for the effective and termination dates, the terms of the New Advisory Agreement are identical in all material respects to the terms of the Existing Advisory Agreement. The New Advisory Agreement is attached to this Proxy Statement as Exhibit A and the description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

      Under the New Advisory Agreement, just as under the Existing Advisory Agreement, Chancellor LGT will provide the Fund with such investment advice and supervision as the Fund may from time to time consider necessary for the proper supervision of its investment assets. Like the Existing Advisory Agreement, under the New Advisory Agreement Chancellor LGT will furnish continuously an investment program and will determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund will be held uninvested, subject always to the restrictions of the Fund's Declaration of Trust and by-laws, as each may be amended from time to time, to the provisions of the 1940 Act, and to the Fund's investment objective and policies and restrictions, as such investment objective and policies and restrictions may be modified from time to time by the Trustees or the shareholders. As under the Existing Advisory Agreement, Chancellor LGT will also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the

Fund at any time make any definite determination as to an investment policy applicable to the Fund and notify Chancellor LGT thereof in writing, Chancellor LGT will be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. As under the Existing Advisory Agreement, Chancellor LGT will take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers and dealers selected by it, and to that end Chancellor LGT will be authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and placing of such orders, Chancellor LGT will be directed to seek for the Fund, in its best judgment, prompt execution in an effective manner at the most favorable price, except that Chancellor LGT may cause the Fund to pay a broker-dealer which provides brokerage and research services to Chancellor LGT an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if Chancellor LGT determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or Chancellor LGT's overall responsibilities to the Fund or to its other clients.

      Pursuant to its terms, subject to shareholder approval, the New Advisory Agreement will become effective upon the consummation of the Purchase. The New Advisory Agreement shall remain in force for one year from the date of its effectiveness, and thereafter it will terminate unless its continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees at a meeting specifically called for the purpose of voting on such approval and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement, like the Existing Advisory Agreement, is terminable without penalty on not more than 60 days' nor less than 30 days' written notice to the other party. The New Advisory Agreement, like the Existing Advisory Agreement, will terminate automatically in the event of its assignment.

INVESTMENT ADVISORY FEE

      The fees under the New Advisory Agreement are the same as the fees under the Existing Advisory Agreement. Under the New Advisory Agreement, the Fund will pay Chancellor LGT, as compensation for investment advisory services rendered, a monthly fee at the annual rate of .50% of the Fund's average weekly net assets. This fee is identical to that currently being paid to Chancellor LGT for services rendered under the Existing Advisory Agreement.

      As noted above, the Fund pays Chancellor LGT a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets. During the fiscal year ended December 31, 1997, the Fund paid investment advisory fees to Chancellor LGT amounting to $221,145. Neither Chancellor LGT nor any affiliated person of Chancellor LGT nor any affiliated person of such person received any other fees from the Fund for services provided to the Fund or any other material payments from the Fund during the fiscal year ended December 31, 1997.

INFORMATION REGARDING CHANCELLOR LGT AND AMVESCAP

      Chancellor LGT, a California corporation, was formed in 1996 as a result of the merger between LGT Asset Management, Inc., a wholly-owned subsidiary of LGT, and Chancellor Capital Management, Inc., a wholly-owned subsidiary of LGT which was acquired by LGT in 1996. Chancellor LGT is a wholly-owned subsidiary of LGT. The principal address of Chancellor LGT is 1166 Avenue of the Americas, New York, New York 10036. LGT is comprised of Chancellor LGT and its worldwide affiliates, including LGT Bank in Liechtenstein, formerly Bank of Liechtenstein. LGT is a provider of global asset management and private banking products and services to individual and institutional investors. LGT is controlled by the Prince of Liechtenstein Foundation, which serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein. The principal business address of the Prince of Liechtenstein Foundation is Herrengasse 12, FL-9490, Vaduz, Liechtenstein. As of December 31,

1997, total assets under management by Chancellor LGT were approximately $55 billion, $8 billion of which were assets of registered investment companies.

      After the consummation of the Purchase, Chancellor LGT will be an indirect, wholly-owned subsidiary of AMVESCAP, a public limited company organized under the laws of the United Kingdom. AMVESCAP's principal address is 11 Devonshire Square, London EC2M 4YR, England. AMVESCAP is a holding company that offers a broad array of investment products and services to institutions and individuals through its subsidiaries AIM Management Group, Inc. and INVESCO, Inc. ("INVESCO"). As of December 31, 1997, AMVESCAP and its subsidiaries had approximately $192 billion of assets under management.

      After the consummation of the Purchase, Chancellor LGT will be a subsidiary of INVESCO, a Delaware corporation. INVESCO's principal address is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INVESCO has a presence in the institutional investment management and mutual fund business in North America, Europe, Hong Kong and Japan, as well as being a provider of 401(k) and defined contribution plan services. INVESCO manages portfolios of equity, balanced, fixed-income, money market and real estate investments for institutional investors, retail investors and high net worth individuals.

      Listed below are the names, positions, addresses and principal occupations of the individuals who serve as directors and the principal executive officers of Chancellor LGT:

   Name, Position(s) with                 Principal Occupations and Business
 Chancellor LGT and Address                 Experience for Past Five Years1/

Paul J. Loach                             Chairman of the Board of Directors
Chairman of the Board of Directors        of Chancellor LGT since August 1997;
1166 Avenue of the Americas               and Managing Director of
New York, New York 10036                  LGT Asset Management PLC (London)
                                          since October 1994; Group Manager
                                          and Director of Framlington Group
                                          from May 1988 to October 1994.

Prince Philipp von und zu Liechtenstein   Director of Chancellor LGT since
Director                                  November 1996; Vice Chairman of
Herrengasse 12, P.O. Box 85               Supervisory Board of LGT Bank in
FL-9490 Vaduz, Liechtenstein              Liechtenstein (Deutschland) GmbH
                                          (Frankfurt) since 1992; Chairman of
                                          the Board of Directors and CEO of
                                          Liechtenstein Global Trust (Vaduz)
                                          since 1990; Vice Chairman of
                                          the Board of Directors of LGT Bank
                                          in Liechtenstein since 1981.

John G. Greenwood,                        Chief Economist and Director of
Director                                  Chancellor LGT since November 1997;
50 California Street, 27th Floor          Chief Economist of Chancellor LGT
San Francisco, California 94111           from February 1994 to October 1996;
                                          Chief Economist of LGT Asset
                                          Management, Limited (Hong Kong)
                                          from September 1974 to January
                                          1994.


______________

      1/Prior to October 31, 1996, Ms. Lesavoy, Mr. Young and Ms. Chadwick held positions only with Chancellor Capital Capital Management, Inc.

Nina Lesavoy                             Director and Head of North America
Director and Head of North American      Institutional Distribution for
Institutional Distribution               Chancellor LGT since November 1996;
1166 Avenue of the Americas              Director and Head of Client Service
New York, New York 10036                 and Sales for Chancellor LGT from
                                         March 1990 to October 1996.

Donald H. Young                         Director and Head of the Structured
Director                                Products Group for Chancellor LGT
1166 Avenue of the Americas             since November 1996; Director and
New York, New York 10036                Head of Global Asset Allocation for
                                        Chancellor LGT from October 1988 to
                                        October 1996.

Patricia W. Chadwick                    Director and Head of North American
Director                                Institutional Equities for
1166 Avenue of the Americas             Chancellor LGT since January 1998;
New York, New York 10036                Chief Investment Strategist for
                                        Chancellor LGT since 1980.


      Listed below are the names, positions and addresses of the individuals who serve as directors and the principal executive officers of AMVESCAP:


      Name and Address                    Position with AMVESCAP

Charles Brady                          Executive Chairman of the Board
AMVESCAP PLC                           of Directors
1315 Peachtree Street, N.E.
Suite 500
Atlanta, Georgia 30309

Charles T. Bauer                       Vice Chairman of the Board
AIM Management Group Inc.              of Directors
19th Floor
11 Greenway Plaza
Suite 100
Houston, Texas 77046

The Hon. Michael Benson                Director, Chief Executive Officer
INVESCO Global                         of the Global Division
11 Devonshire Square
London
EC2M 4YR

Joseph R. Canion                       Director
Insource Technology Corp.
5 Post Oak Park
Suite 1655
Houston, Texas 77027

Michael J. Cerno                       Director, President of AIM
AIM Distributors Inc.                  Distributors Inc.
24th Floor
11 Greenway Plaza
Suite 100
Houston, Texas 77046

Gary T. Crum                           Director
AIM Management Group Inc.
19th Floor
11 Greenway Plaza
Suite 100
Houston, Texas 77046

A.D. Frazier                           Director
INVESCO Capital Management
Inc.
1315 Peachtree St. N.E.
Suite 500
Atlanta, Georgia 30309

Robert H. Graham                       Director, Chief Executive Officer
AIM Management Group Inc.              of the Retail Division
19th Floor
11 Greenway Plaza
Suite 100
Houston, Texas 77046

Roberto de Guardiola                   Director
Putnam, Lovell & de Guardiola
19 Fulton Street
New York, New York 10038

Hubert Harris                          Director
INVESCO Retirement and
Benefit Services
1315 Peachtree Street N.E.
Suite 500
Atlanta, Georgia 30309

Bevis Longstreth                       Director
Debevois & Plimpton
875 Third Avenue
New York, New York 10022

Bob McCullough                         Director, Chief Financial Officer
AMVESCAP PLC
1315 Peachtree Street N.E.
Suite 500
Atlanta, Georgia 30309

P. Andrews McLane                      Director
TA Associates
High Street Tower
Suite 2500
125 High Street
Boston, Massachusetts 02210

Wendell Starke                         Director, Chief Investment Officer,
INVESCO Capital Management Inc.        Institutional
1315 Peachtree Street, N.E.
Suite 500
Atlanta, Georgia 30309

Sir William Stuttaford                 Director
INVESCO Europe
11 Devonshire Square
London EC2M 4YR

Stephen K. West                        Director
Sullivan & Cromwell
19th Floor
125 Broad Street
New York, New York 10004

Alexander White                        Director
Pitt Hall Road
Old Chatham
New York, New York 12136


      There have been no purchases or sales of any interests in Chancellor LGT or AMVESCAP or any of Chancellor LGT's or AMVESCAP's subsidiaries since the beginning of the most recently completed fiscal year by any of the Trustees of the Fund. No officer or Trustee of the Fund is an officer, employee, director or shareholder of Chancellor LGT or AMVESCAP or has any other material direct or indirect interest in Chancellor LGT or AMVESCAP or any other person controlling, controlled by or under common control with Chancellor LGT or AMVESCAP, except that Kevin Rogers, the Vice President of the Fund, Margaret A. Riley, the Treasurer of the Fund, and Julio Garcia, the Assistant Treasurer of the Fund, are employees of Chancellor LGT and Robert G. Wade, Jr., the President of the Fund and a Trustee of the Fund, serves as a consultant to Chancellor LGT. Since January 1, 1998, none of the Trustees of the Fund has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Chancellor LGT, AMVESCAP or any subsidiary of Chancellor LGT or AMVESCAP was or is to be a party.


      Chancellor LGT does not manage the assets of any other investment company having a similar investment objective as the Fund.

THE EVALUATION BY THE BOARD OF TRUSTEES

      The Board of Trustees of the Fund has determined that, by approving the New Advisory Agreement, the Fund can best assure itself that services now being provided by Chancellor LGT will continue to be provided without interruption.

      At a meeting held on April 8, 1998, the Board of Trustees considered whether the New Advisory Agreement with Chancellor LGT was in the best interests of the Fund and its shareholders. After a presentation of information on this matter and detailed discussion, the Trustees, including a majority of the Independent Trustees, approved the New Advisory Agreement with Chancellor LGT and voted to recommend its approval by the Fund's shareholders. In making these determinations, the Trustees considered, among other factors, that the advisory fee would not change under the New Advisory Agreement, that the terms of the New Advisory Agreement would be substantially the same as the terms of the Existing Advisory Agreement, the terms of the Purchase Agreement, and that the Fund would not be subject to an unfair burden as a result of the transaction.

      The Trustees also considered, as they have in the past, the nature and quality of services previously provided by Chancellor LGT and expected to be provided by Chancellor LGT after the Purchase and information regarding fees, expense ratios and performance. In evaluating Chancellor LGT's ability to provide advisory services to the Fund after the Purchase, the Trustees noted that certain key personnel that had provided advisory services to the Fund as employees of Chancellor LGT were no longer employed by Chancellor LGT. As a result, the Trustees considered carefully the experience and qualifications of the personnel that would be involved with the Fund and the extent to which Chancellor LGT's personnel and resources would be enhanced by the personnel and resources of AMVESCAP and its subsidiaries. In that regard, the Trustees noted that the individual who has since March 1998 served as the Fund's principal portfolio manager previously served as a member of Chancellor LGT's high yield team. The Trustees further reviewed the overall fixed income management capabilities of Chancellor LGT, of which management of high yield securities was a component. The Trustees also considered AMVESCAP's business organization, financial resources and personnel, including its resources in high yield securities investment management and the expected access of the Fund's portfolio manager to those resources, and other matters including the history, reputation, qualification and background of AMVESCAP and its subsidiaries and the benefits expected to be realized as a result of Chancellor LGT's affiliation with AMVESCAP. After considering these matters, the Trustees concluded that the investment advisory operations of Chancellor LGT would not be materially affected as a result of the loss of key personnel at Chancellor LGT or as a result of the Purchase.

RECOMMENDATION AND REQUIRED VOTE

      Based upon its review, the Board of Trustees of the Fund concluded that the New Advisory Agreement is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the New Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees of the Fund, including all of the Independent Trustees, unanimously approved the New Advisory Agreement and voted to recommend its approval by the shareholders of the Fund.

      Approval of the New Advisory Agreement will require the approval of "a majority of the outstanding voting securities" (as defined below) of the Fund present in person or represented by proxy at a meeting of the shareholders of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by the lesser of (a) 67% or more of the issuer's voting securities present at a meeting if the holders of more than 50% of the issuer's outstanding voting securities are present in person or represented by proxy or (b) more than 50% of the issuer's outstanding voting securities.

      Because the consummation of the Purchase is not contingent on the approval of the New Advisory Agreement by the Fund's shareholders, it is possible that the Purchase will be consummated even if the New Advisory Agreement is not approved. In such a case, Chancellor LGT would be acquired by AMVESCAP and the Existing Advisory Agreement would automatically terminate. As a result, the Board of Trustees of the Fund would need to make new arrangements for obtaining advisory services, subject to approval in accordance with the 1940 Act. In the event that the Purchase is not consummated, the Existing Advisory Agreement will remain in effect.

 THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT THE SHAREHOLDERS OF THE
                    FUND VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT.

                       ITEM 2.  OTHER BUSINESS

      The management of the Fund knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in such proxy.

                       ADDITIONAL INFORMATION

      First Data Investor Services Group, Inc. ("Investor Services Group"), the Fund's administrator, is a wholly-owned subsidiary of First Data Corporation. Investor Services Group is located at One Exchange Place, Boston, Massachusetts 02109. First Data Corporation is located at 5660 New Northside Drive, Atlanta, Georgia 30328.


      For the most recently completed fiscal year of the Fund, no commissions were paid to any broker that (a) is an affiliated person of the Fund, or (b) is affiliated with any such person described in clause (a) of this paragraph, or
(c) an affiliated person of which is an affiliated person of the Fund, Chancellor LGT, AMVESCAP or Investor Services Group.


                DATE TO SUBMIT SHAREHOLDER PROPOSALS


      Shareholder proposals to be presented at the Fund's 1998 Annual Meeting must have been received by the Fund on or before April 23, 1998 in order to be considered for inclusion in the Fund's proxy statement and form of proxy relating to that meeting.


         YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE
                      ENCLOSED PROXY PROMPTLY.








      April 24, 1998

PROXY CARD                                                       PROXY CARD


                      CIM HIGH YIELD SECURITIES

                    A PROXY FOR A SPECIAL MEETING
               OF SHAREHOLDERS TO BE HELD MAY 27, 1998

      The undersigned, revoking all Proxies heretofore given, hereby appoints each of Kevin Rogers, Margaret Riley, Gail A. Hanson, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in the CIM High Yield Securities (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Chancellor LGT Asset Management, Inc., 1166 Avenue of the Americas, New York, New York 10036 on May 27, 1998, at 10:00 a.m., Eastern time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.

      THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

1. To consider and vote on approval of a new Investment Advisory Agreement between the Fund and Chancellor LGT Asset Management, Inc.

           FOR                   AGAINST                    ABSTAIN

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

      THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


Date:_______________           ___________________________________
                               Signature


                               ___________________________________
                               Signature of joint owner, if any


NOTE:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD

      When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

                                                                   EXHIBIT A

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT


      INVESTMENT ADVISORY AGREEMENT, dated ___________, 1998, by and between CIM High Yield Securities, a Massachusetts business trust (the "Fund"), and Chancellor LGT Asset Management, Inc.
(the "Adviser or Chancellor LGT").

                                  WITNESSETH:

      WHEREAS, the Fund is engaged in business as a closed-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, the "1940 Act"); and

      WHEREAS, the Fund's current investment advisory agreement dated October 31, 1996 with Chancellor LGT will terminate upon the completion of the acquisition of the Asset Management Division of the Liechtenstein Global Trust, including its subsidiary Chancellor LGT, by Amvescap, PLC (the "Transaction"); and

      WHEREAS, the Fund wishes to engage the Adviser to provide certain investment advisory services for the Fund, and the Adviser is willing to provide such investment advisory services for the Fund on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

      1. Duties of the Adviser. The Adviser shall provide the Fund with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its investment assets. Chancellor LGT shall act as the Adviser for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Fund's Declaration of Trust, dated September 11, 1987, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the 1940 Act, and to the Fund's investment objective and policies and restrictions as described in the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission ("SEC"), as such investment objective and policies and restrictions may be modified from time to time by the Trustees or the shareholders. The Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Fund at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end the Adviser is authorized as the agent of the Fund to give account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Fund, in its best judgment, prompt execution in an effective manner at the most favorable price, except that the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients.

      2. Allocation of Charges and Expenses. The Adviser shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section I above. It is understood that the Fund will pay from its own assets all of its own expenses allocable to it including, without limitation, compensation of Trustees not "affiliated" with the Adviser or with First Data Investor Services Group, Inc., the Fund's administrator (the "Administrator"); fees of the Adviser and the Administrator; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing shares; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund's shares; expenses of shareholder meetings; expenses in connection with any dividend reinvestment plan; SEC and state blue sky registration fees; American Stock Exchange listing fees; and fees payable to the National Association of Securities Dealers, Inc. in connection with the public offering of the Fund's shares.

      3. Compensation of the Adviser. For the services to be rendered, the Fund shall pay to the Adviser from the assets of the Fund an investment advisory fee computed and paid monthly in an amount equal of 0.50% per annum of the Fund's average weekly net asset value. For purposes of determining the monthly fee, average weekly net asset value is the average of the determinations of net asset value for each week the last business day of which occurs during such month. If Chancellor LGT serves as Adviser for less than the whole of any period specified in this Section 3, the compensation to Chancellor LGT, as Adviser, shall be prorated.

      4. Covenants of the Adviser. The Adviser agrees that it will deal with itself, or with the Trustees of the Fund or with the Fund's principal underwriters or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, only as permitted by the 1940 Act or any exemptive order issued by the SEC thereunder. The Adviser agrees that it will not take a long or short position in shares of the Fund except as permitted by the Declaration, and it will comply with all other provisions of the Declaration and By-Laws and the then-current policies applicable to the Fund relative to the Adviser and its directors and officers. The Adviser will comply with any federal or state securities law applicable to it by virtue of its acting as Adviser hereunder.

      5. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Adviser" shall include directors, officers and employees of the Adviser as well as the association itself.

      6. Activities of the Adviser. The services of the Adviser to the Fund are not to be deemed to be exclusive, Chancellor LGT being free to render investment advisory and/or other services to others. The Adviser may permit other investment company clients to use in their names the same initials used in the Fund's name. The Fund agrees that if the Adviser shall for any reason no longer serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "CIM" or any reference to Chancellor LGT. It is understood that Trustees, officers, and shareholders of the Fund are or may be or may become "interested persons" of the Adviser are or may become "interested persons" of the Fund and that the Adviser may be or may become an "interested person" of the Fund as a shareholder or otherwise.


      7. Duration, Termination and Amendments of This Agreement. This Agreement shall become effective on the closing date of the Transaction. This Agreement shall govern the relations between the parties hereto and shall remain in force for one year from the date of its effectiveness, and thereafter it will terminate unless its continuance is "specifically approved at least annually"
(a) by the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities" of the Fund.


      This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by the Adviser, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

      This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund.

      This Agreement is made by the Trustees not individually, but as such Trustees, and the obligations of the Trust under this Agreement are not binding upon any trustee, shareholder, officer or agent of the Trust individually, but bind only the Trust estate.

      The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

      To the extent not governed by applicable federal law, this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                               CIM HIGH YIELD SECURITIES


                               By:
                               Title:  Chairman of the Board of Trustees


                               CHANCELLOR LGT ASSET
                               MANAGEMENT, INC.


                               By:
                               Title: